UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 13, 2023

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

4455 REGENT BLVD
IRVING, TX 75063
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	Nasdaq	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01.     Entry into a Material Definitive Agreement

Merger Agreement

On September 13, 2023, PFSweb, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, GXO Logistics, Inc., a Delaware corporation (“Parent”), and Peregrine MergerSub I, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent agreed to commence a tender offer (such offer, as amended from time to time as permitted by the Merger Agreement, the “Offer”) to purchase all of the outstanding shares of common stock, par value $0.001 per share (the “Company Common Stock”), of the Company (collectively, the “Shares”) (other than Shares held by Parent, Merger Sub, the Company or any of their respective subsidiaries as treasury stock or otherwise) at a price per Share of $7.50, net to the holder of such Share, in cash, without interest and subject to any applicable tax withholding (the “Offer Price”).

Promptly following the completion of the Offer, upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will then be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”), which would not require a vote of the Company’s stockholders in order to consummate the Merger. At the effective time of the Merger (the “Effective Time”), each Share (except as otherwise provided in the Merger Agreement) will be cancelled and converted into the right to receive the Offer Price.

The Merger Agreement further provides for the acceleration of vesting and cash-out at the Offer Price of (i) all options with respect to shares of Company Common Stock outstanding as of the time immediately prior to the Effective Time and (ii) all deferred stock unit awards with respect to shares of Company Common Stock outstanding as of the time immediately prior to the Effective Time. The Merger Agreement further provides for all other awards granted under the Company’s stock and incentive plan (including STI Company Performance-Based Cash Awards, STI Company Performance-Based Share Awards, LTI Performance-Based Restricted Stock Unit Awards, LTI TSR Performance Share Awards, and LTI Time Based Restricted Stock Unit Awards) that are outstanding immediately prior to the Effective Time be cancelled and converted into the right to receive, as applicable (x) for each such award that is based on cash, cash (without interest) that is earned pursuant to the terms of such award (taking into account the measurement of the level of achievement of applicable performance goals), and (y) for each such award that is share-based, an amount equal to the Offer Price (taking into account the measurement of the level of achievement of applicable performance goals).

Under the terms of the Merger Agreement, Parent’s obligation to accept and pay for Shares that are tendered in the Offer is subject to the satisfaction or waiver of certain conditions, including: (1) that prior to the expiration of the Offer there have been validly tendered and not properly withdrawn a number of Shares that, together with Shares then-owned, directly or indirectly, by Parent, Merger Sub or any of their respective subsidiaries, would constitute at least a majority of the total number of then issued and outstanding Shares (excluding Shares tendered pursuant to guaranteed delivery procedures that have not yet been “received” as such term is defined in Section 251(h) of the DGCL); (2) the accuracy of the Company’s representations and warranties in the Merger Agreement, subject to specific materiality qualifications and thresholds; (3) compliance by the Company with its covenants in the Merger Agreement in all material respects; (4) the absence of legal restraints or orders prohibiting the consummation of the transactions contemplated by the Merger Agreement; (5) the expiration or termination of the waiting period under the United States Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (if required); (6) the absence of a termination of the Merger Agreement in accordance with its terms; (7) the non-occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing; and (8) the receipt by Parent and Merger Sub from an officer of the Company of a certificate, certifying that the conditions set forth in sub-items (2), (3) and (7) above have been satisfied.

The Board of Directors has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are fair to, and in the best interests of, the Company and the Company’s stockholders; (ii) approved and declared advisable the Merger Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by the Merger Agreement, including the Offer and the Merger, upon the terms and subject to the conditions set forth therein; (iii) resolved that the Merger shall be effected under Section 251(h) of the DGCL and shall, subject to the satisfaction of the conditions set forth in the Merger Agreement, be consummated as soon as practicable following the consummation of the Offer; and (iv) resolved to recommend that the Company stockholders accept the Offer, and tender their shares of Company Common Stock pursuant to the Offer.

The Merger Agreement provides that the Company, on the one hand, or Parent and Merger Sub, on the other hand, may specifically enforce the obligations of the other party under the Merger Agreement, subject to the terms of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated into this report by reference.

The Merger Agreement contains customary representations and warranties by each of Parent, Merger Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and (1) may not be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove inaccurate, (2) may have been qualified in the Merger Agreement by disclosures that were made to the other party in the confidential disclosure schedules to the Merger Agreement, (3) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws, (4) were made only as of the date of the Merger Agreement or such other date as may be specified in the Merger Agreement, and (5) have been included in the Merger Agreement for the purpose of allocating risk between contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company, its subsidiaries or other affiliates or their respective businesses. Investors are not third-party beneficiaries to the representations and warranties of the Company under the Merger Agreement and should not rely on such representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or other affiliates at the time they were made or otherwise. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with or furnishes to the SEC.

The Company has made customary covenants in the Merger Agreement, including, without limitation, a covenant to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course consistent with past practice, including not taking certain specified actions, prior to the consummation of the Merger. Parent and Merger Sub also have made customary covenants in the Merger Agreement.

The Company has also agreed not to solicit or initiate discussions with third parties regarding other acquisition proposals regarding the Company and has agreed to certain restrictions on its ability to respond to such proposals, provided that the Company may enter into discussions concerning, or provide confidential information to persons making, certain unsolicited proposals if the Company’s Board of Directors determines that it would be inconsistent with its fiduciary duties not to do so. The Merger Agreement contains certain termination rights for the Company and Parent, including the right of the Company, in certain circumstances, to terminate the Merger Agreement and accept a Superior Proposal, as that term is defined in the Merger Agreement. The Company will be required to pay Parent a termination fee equal to $5,987,000 if, among other reasons, the Merger Agreement is terminated (i) by the Company to enter into an acquisition agreement that constitutes a Superior Proposal, (ii) by Parent because the Board of Directors of the Company adversely changes its recommendation to stockholders to accept the Offer and tender their Shares to Parent in the Offer, or (iii) if the Offer Closing (as defined in the Merger Agreement) does not occur or the Merger Agreement is terminated under specified circumstances, and any person or entity shall have publicly disclosed or communicated to the Company or the Company’s Board of Directors a Takeover Proposal, as defined in and subject to the terms of the Merger Agreement, prior to such termination, and within twelve (12) months of such termination the Company or any of its subsidiaries shall have entered into a definitive agreement with respect to or consummated any Takeover Proposal. The Merger Agreement also requires the Company to pay for any costs and expenses of Parent and Merger Sub (including reasonable attorneys’ fees and expenses) incurred or accrued by them in connection with any claim that results in a judgment against the Company for the payment of the above termination fee.

Amendment to Rights Agreement

On September 13, 2023, the Company and Computershare Inc., successor in interest to Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), a Delaware corporation, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company, as rights agent, entered into Amendment No. 11 (the “Amendment”) to the Company’s Rights Agreement, as amended (the “Rights Agreement”).

Amendment No. 11 amends the Rights Agreement so that, among other changes, Parent and its direct and indirect subsidiaries and affiliates shall not be deemed an “Acquiring Person”, including by virtue of (i) the execution of, or their entry into, the Merger Agreement, (ii) the execution of, or their entry into, any other contract or instrument in connection with the Merger Agreement, (iii) their acquisition or their right to acquire, beneficial ownership of Company Common Stock as a result of their execution of the Merger Agreement or (iv) the commencement or consummation of the Offer, the Merger or the other transactions contemplated in the Merger Agreement.

The foregoing description of the Amendment and the Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, a summary of the material terms of the Rights Agreement, as amended by the Amendment, together with the full text of the Rights Agreement, and each of Amendments Nos. 1 to 10 thereto, as set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 17, 2023, and Exhibit 4.1.

Item 3.03.     Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K under the caption Amendment to Rights Agreement is incorporated by reference into this Item 3.03.

Item 8.01.    Other Events.
On September 14, 2023, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of September 13, 2023, by and among PFSweb, Inc., GXO Logistics, Inc., and Peregrine MergerSub I, Inc.
4.1	Amendment No. 11 to the Company’s Rights Agreement, as amended, by and between the Company and Computershare Inc., dated September 13, 2023.
99.1	Press release of PFSweb, Inc., dated September 14, 2023.
104	Cover Page Interactive Data file, formatted in Inline XBRL

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties relating to future events and the future performance of the Company and Parent, including regarding Parent’s proposed acquisition of the Company, the prospective benefits of the proposed acquisition, the potential contingent consideration amounts and terms and the anticipated occurrence, manner and timing of the proposed tender offer and the closing of the proposed acquisition. Actual events or results may differ materially from these forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “propose,” “provide,” “believe,” “seek,” “estimate,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Risks that may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company’s stockholders will tender their stock in the offer; the risk that the Merger Agreement may be terminated in specified circumstances that require the Company to pay a termination fee of $5,987,000 and certain costs and expenses of Parent and Merger Sub; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction (or only grant approval subject to adverse conditions or limitations); the ability of the parties to timely and successfully receive required regulatory approvals and the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the possibility that the transaction does not close; the effects of the transaction on relationships with employees, other business partners or governmental entities; unknown liabilities; the risk of litigation and/or regulatory actions, including litigation and/or regulatory actions related to the proposed acquisition; uncertainties as to how customers, suppliers, employees, and stockholders will react to the tender offer and merger; the risk of any unexpected costs or expenses resulting from the tender offer and merger; the effects of local and national economic, credit and capital market conditions on the economy in general; and the impact of public health outbreaks, epidemics, or pandemics (such as the COVID-19 pandemic) on the Company’s business.

A more complete description of these and other material risks can be found in the Company’s filings with the SEC, including its Annual Report on Forms 10-K for the fiscal year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q, as well as the Schedule TO and related tender offer documents to be filed by Parent and Merger Sub, and the Schedule 14D-9 to be filed by the Company. Any forward-looking statements are made based on the current beliefs and judgments of the Company’s management, and the reader is cautioned not to rely on any forward-looking statements made by the Company. Except as required by law, the Company does not undertake any obligation to update (publicly or other-wise) any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

The tender offer referenced in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that the Company, Parent or Merger Sub, will file with the SEC. The solicitation and offer to buy Company stock will only be made pursuant to an Offer and related tender offer materials that Parent intends to file with the SEC.

At the time the tender offer is commenced, Parent and Merger Sub will file a Tender Offer Statement on Schedule TO and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE COMPANY’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THE TENDER OFFER MATERIALS (INCLUDING AN OFFER, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 BECAUSE THEY WILL EACH CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF COMPANY SECURITIES AND OTHER INVESTORS SHOULD CONSIDER BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. The Offer, the related Letter of Transmittal, certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be made available to all stockholders of the Company at no expense to them and will also be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting either the Company or Parent. Copies of the documents filed with the SEC by the Company will be available free of charge on https://ir.pfsweb.com/ or by contacting the Company’s Investor Relations Department at (949) 574-3860. Copies of the documents filed with the SEC by Parent will be available free of charge on Parent’s website at https://investors.gxo.com/ or by sending a written request to: Investor Relations, GXO Logistics, Inc., Two American Lane, Greenwich, Connecticut 06831 or by contacting Investor Relations by email at InvestorRelations@GXO.com.

In addition to the Offer, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, the Company and Parent each file annual, quarterly and current reports, proxy statements and other information with the SEC, which are available to the public over the Internet at the SEC’s web-site at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: September 14, 2023	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer